UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Developing World Growth and Income FundSM Semi-annual report for the six months ended May 31, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended June 30, 2017 (the most recent calendar quarter-end):

		Lifetime
Class A shares	1 year	(since 2/3/14)

Reflecting 5.75% maximum sales charge	9.29%	0.97%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 1.33% for Class A shares as of the prospectus dated April 7, 2017.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of June 30, 2017, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.88%.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

World equity markets rose during the first half of American Funds Developing World Growth and Income Fund’s fiscal year, fueled by improving global growth and reassuring economic data from China.

Against this backdrop, the fund gained 15.24% with dividends reinvested for the six months ended May 31, 2017. The fund’s return trailed the 17.51% gain registered by its benchmark, the MSCI Emerging Markets Index, which measures markets in more than 20 developing countries. The index benefited from strong returns for Chinese internet firms, which in the past have not fallen within the fund’s investment guidelines. Managers held cash seeking new investment opportunities, which in the short run also detracted from returns in a rising market. The Lipper Emerging Markets Funds Index, a peer group, rose 18.10%.

Launched in February of 2014, American Funds Developing World Growth and Income Fund seeks to take advantage of long-term growth prospects and income opportunities in emerging markets by investing in firms that have consistently paid meaningful dividends over time. The fund’s assets are primarily invested in stocks domiciled in developing countries; however, managers may also invest in developed market companies that derive a significant portion of their revenues from emerging markets.

Market review

Emerging markets surged during the reporting period, sustaining a rebound that began in late January of 2016. Demand for developing country stocks increased

Results at a glance

For periods ended May 31, 2017, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class A shares)	15.24%	19.26%	2.49%
MSCI Emerging Markets Index*	17.51	27.41	4.90
Lipper Emerging Markets Funds Index†	18.10	26.85	5.67

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Source: MSCI.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Source: Thomson Reuters Lipper.

American Funds Developing World Growth and Income Fund	1

as the U.S. dollar weakened. Prices for industrial metals rose, and valuations remained attractive compared to more industrialized nations. Stocks in the information technology sector gained the most, bolstered by heightened demand for electronic components used in mobile devices, automobiles and cloud computing server systems.

Returns were robust in Asia. The MSCI China Index* climbed 17.06% as government stimulus measures, consumer spending and strong property sales helped sustain growth in the world’s second-largest economy. Lessening concerns around the country’s trade relationship with the U.S. in the wake of the presidential election also proved beneficial.

Taiwanese stocks climbed to new heights, advancing 15.34% amid strong exports of technology-related components used in smartphones and tablets. Electronics demand also lifted South Korean stocks, which gained 28.26%. The country recently elected a new president, Moon Jae-in, who is expected to press family-held conglomerates to adopt more shareholder-friendly reforms. Equity gains in Taiwan and Korea were also bolstered by the strength of their respective currencies against the dollar.

Indian equities traded at their highest level since 2008, gaining 21.38%. Prime Minister Narendra Modi’s party won key state elections in March, further solidifying his reform-minded agenda. Meanwhile, India’s economy overcame an abrupt government recall of 86% of the country’s circulated currency in late 2016.

In Latin America, Mexican stocks climbed 18.15%, reversing losses in the previous six months as investors became hopeful that trade officials for the U.S. and Mexico could amend the North American Free Trade Agreement on amicable terms. Positive sentiment boosted the Mexican peso, which surged some 9% against the dollar to trade at a value similar to the level prior to Trump’s election.

After recording healthy gains earlier in the year, Brazilian stocks slowed. The new government received legislative approval for a major bill to curb public spending and was making progress on plans to overhaul Brazil’s social security system. However, allegations that President Michel Temer encouraged political bribes rocked the country’s capital markets in mid-May. Overall, the MSCI Brazil Index rose 5.67% for the period.

*	Unless otherwise indicated, equity and country stock returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

2	American Funds Developing World Growth and Income Fund

Inside the portfolio

The choice of companies in the consumer staples sector contributed to returns on a relative basis. Shares of Unilever surged, propelled by a $143 billion takeover bid from Kraft Heinz. While Unilever rejected the offer, shares remain elevated, rising 39.8% as the consumer goods titan announced broader cost-cutting targets, increased its dividend and made smaller bolt-on acquisitions.

Nestlé shares rose 26.8%. The company’s new chief executive officer reset financial forecasts and unveiled plans to fix underperforming business units and cull its worldwide factory network. The food giant also reported first-quarter sales that exceeded consensus analyst estimates. Elsewhere, the portfolio benefited from investments in Philip Morris and British American Tobacco, which advanced 35.7% and 29.9%, respectively.

Telecommunications companies supported returns. Shares of Mexico–based América Móvil soared 33.2%, boosted by a strong first-quarter profit. Revenue for Latin America’s biggest telecommunications company increased, signaling that pressure on prices from wireless competitors had eased. Globe Telecom shares climbed 43.7% after the Philippine–based wireless provider reported that annual revenue reached its highest level in 2016.

Certain stock choices in the consumer discretionary sector and a below-index weighting in information technology detracted on a relative basis. This was largely attributable to the fact that the fund has no holdings in Chinese internet giants Alibaba and JD.com, whose shares increased on strong financial results. These companies pay no dividends and historically have not been consistent with the fund’s investment focus. However, managers are studying companies, including Chinese technology companies, that are just starting to pay an initial dividend or nonpayers who show near-term potential to pay future dividends. A minor investment in Samsung Electronics, which offers a low dividend yield, also held back returns on a relative basis. Its shares rose on strength in its memory chips business.

Shares of Sands China declined 6.1% on mixed results at its Macau casinos. There were also concerns regarding government policies to restrict ATM withdrawals amid a wider crackdown on capital outflows in China.

Looking ahead

Overall, emerging markets are bouncing back after a number of challenging years. Corporate profits are recovering, and historically that’s been good for share prices. In aggregate, earnings for companies in emerging markets are estimated to increase at a double-digit rate this year and in 2018 after several lackluster years. On the

American Funds Developing World Growth and Income Fund	3

whole, economic growth rates in the developing world vary by country but are healthier than those in the U.S. and European countries. Furthermore, valuations remain relatively attractive amid this earnings turnaround.

Dividends are growing in importance. At the end of February, dividends per share had risen at an annualized pace of 7.6% for companies listed in the MSCI Emerging Markets Index since the start of 2004. Unlike the U.S. and other developed markets, payout ratios in emerging markets are relatively low, so there may be more room for dividend growth as earnings rise and cash flows improve.

Portfolio managers invest on a company-by-company basis, focusing on those with strong balance sheets, the ability to navigate difficult periods and a disciplined approach to increasing dividends over time. We believe this emphasis on higher quality, dividend-paying companies can help provide stability in volatile markets and offers a unique combination of long-term growth and income opportunities.

Currently the fund’s growth and income objectives are being expressed through investments in consumer-oriented businesses and financial companies, including emerging markets-domiciled banks. The financials, consumer staples and consumer discretionary sectors account for some 36% of equity holdings. More recently, managers have been weighing opportunities among China’s state-owned enterprises that may benefit from potential restructurings.

While the fund has demonstrated its ability to preserve capital in weak markets, managers are considering more growth-oriented businesses and those that appear to have a clear path to paying a dividend in the coming years. Technology and consumer-focused companies offer the most opportunity for that growth. This underscores the evolution of emerging markets overall in the past 10 years, as seen by accelerating mobile phone use, rising internet penetration rates and increasing wealth.

We appreciate your trust and look forward to reporting to you again in six months.

Sincerely,

Shaw B. Wagener

Vice Chairman and President

July 17, 2017

For current information about the fund, visit americanfunds.com.

4	American Funds Developing World Growth and Income Fund

Summary investment portfolio May 31, 2017	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Taiwan	10.89%
China	9.13
Brazil	6.01
Hong Kong	5.58
United Kingdom	5.34
Mexico	5.05
Indonesia	4.94
Russian Federation	4.59
South Korea	4.35
Other countries	34.65
Short-term securities & other assets less liabilities	9.47

Common stocks 87.40%	Shares	Value (000)
Financials 14.78%
MONETA Money Bank, AS, non-registered shares	14,395,258	$49,002
Discovery Ltd.	4,681,357	45,732
First Abu Dhabi Bank PJSC, non-registered shares	16,417,744	40,343
China Pacific Insurance (Group) Co., Ltd., Class H	9,208,200	36,868
Moscow Exchange MICEX-RTS PJSC	20,689,139	36,841
ICICI Bank Ltd.	5,935,257	30,031
Sberbank of Russia PJSC (ADR)	1,674,300	18,668
Sberbank of Russia PJSC	3,235,447	8,895
Union National Bank PJSC	17,147,988	21,989
Shinhan Financial Group Co., Ltd.	485,826	21,458
Other securities		101,108
		410,935

Information technology 14.41%
Taiwan Semiconductor Manufacturing Co., Ltd.	13,552,800	91,466
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	443,200	15,672
Samsung Electronics Co., Ltd.	39,369	78,590
Samsung Electronics Co., Ltd., nonvoting preferred	6,447	10,071
Delta Electronics, Inc.	11,691,127	64,521

American Funds Developing World Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
MediaTek Inc.	3,662,000	$28,002
Other securities		112,114
		400,436

Consumer staples 12.12%
Carlsberg A/S, Class B	378,857	41,253
Unilever PLC	654,400	36,521
Nestlé SA	412,329	35,186
Shoprite Holdings Ltd.	2,133,776	34,004
Thai Beverage PCL	51,929,700	32,840
Danone SA	426,703	31,674
British American Tobacco PLC	437,500	31,172
Philip Morris International Inc.	243,000	29,111
Other securities		65,133
		336,894

Consumer discretionary 8.96%
Matahari Department Store Tbk PT	37,645,900	42,677
Astra International Tbk PT	64,635,000	42,459
Sands China Ltd.	7,832,700	36,135
PT Surya Citra Media Tbk	116,523,000	25,457
Other securities		102,223
		248,951

Telecommunication services 7.72%
América Móvil, SAB de CV, Series L (ADR)	4,670,000	75,327
HKT Trust and HKT Ltd., units	25,644,960	33,568
Bharti Airtel Ltd.	4,926,306	28,369
Globe Telecom, Inc.	549,875	23,310
Singapore Telecommunications Ltd.	8,245,700	22,407
Other securities		31,627
		214,608

Industrials 7.41%
CCR SA, ordinary nominative	10,481,935	53,706
CTCI Corp. (Taiwan)	16,667,000	27,456
Airbus SE, non-registered shares	316,085	25,945
Other securities		98,859
		205,966

Health care 5.28%
Hypermarcas SA, ordinary nominative	5,541,000	50,514
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	12,505,500	47,903
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	8,267,500	23,924
Odontoprev SA, ordinary nominative	6,284,050	23,439
Other securities		1,020
		146,800

6	American Funds Developing World Growth and Income Fund

		Value
	Shares	(000)
Materials 4.90%
Alrosa PJSC	25,277,340	$39,374
Vale SA, Class A, preferred nominative	4,126,231	32,885
LafargeHolcim Ltd.	420,126	25,224
Other securities		38,774
		136,257

Real estate 3.27%
Fibra Uno Administración, SA de CV REIT	21,389,900	37,914
Longfor Properties Co. Ltd.	14,182,500	28,865
China Overseas Land & Investment Ltd.	8,004,000	24,035
		90,814

Energy 2.02%
Türkiye Petrol Rafinerileri AS	999,581	26,917
Other securities		29,279
		56,196

Utilities 1.84%
Other securities		51,092

Miscellaneous 4.69%
Other common stocks in initial period of acquisition		130,370

Total common stocks (cost: $2,231,272,000)		2,429,319

Preferred securities 0.42%
Consumer discretionary 0.42%
Other securities		11,808

Total preferred securities (cost: $10,800,000)		11,808

Rights & warrants 1.92%
Consumer staples 1.68%
Savola Group Co., warrants, expire 2017[1,2]	4,250,900	46,585

Industrials 0.24%
Other securities		6,743

Total rights & warrants (cost: $69,779,000)		53,328

	Principal amount
Convertible bonds 0.30%	(000)
Energy 0.10%
Other securities		2,801

Miscellaneous 0.20%
Other convertible bonds in initial period of acquisition		5,636

Total convertible bonds (cost: $12,954,000)		8,437

American Funds Developing World Growth and Income Fund	7

Bonds, notes & other debt instruments 0.49%	Principal amount (000)	Value (000)
Corporate bonds & notes 0.24%
Materials 0.24%
Other securities		$6,586

Total corporate bonds & notes		6,586

Other bonds & notes 0.25%
Other securities		6,874

Total bonds, notes & other debt instruments (cost: $13,122,000)		13,460

Short-term securities 8.50%
Bank of Montreal 1.11% due 8/4/2017	$45,000	44,907
Federal Home Loan Bank 0.78%–0.90% due 6/20/2017–8/2/2017	65,400	65,325
General Electric Co. 0.82% due 6/1/2017	24,600	24,599
Toronto-Dominion Holdings USA Inc. 1.04% due 6/23/2017[2]	21,700	21,686
Victory Receivables Corp. 1.07% due 8/2/2017[2]	40,000	39,909
Other securities		39,940

Total short-term securities (cost: $236,384,000)		236,366
Total investment securities 99.03% (cost: $2,574,311,000)		2,752,718
Other assets less liabilities 0.97%		26,876

Net assets 100.00%		$2,779,594

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $53,328,000, which represented 1.92% of the net assets of the fund.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $161,449,000, which represented 5.81% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

8	American Funds Developing World Growth and Income Fund

Financial statements

Statement of assets and liabilities at May 31, 2017	unaudited (dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $2,574,311)		$2,752,718
Cash		1,006
Cash denominated in currencies other than U.S. dollars (cost: $1,763)		1,760
Receivables for:
Sales of investments	$12,744
Sales of fund’s shares	9,313
Dividends and interest	12,253
Other	455	34,765
		2,790,249
Liabilities:
Payables for:
Purchases of investments	1,338
Repurchases of fund’s shares	3,484
Investment advisory services	1,722
Services provided by related parties	548
Trustees’ deferred compensation	470
Non-U.S. taxes	2,994
Other	99	10,655
Net assets at May 31, 2017		$2,779,594

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,938,548
Undistributed net investment income		16,486
Accumulated net realized loss		(352,787)
Net unrealized appreciation		177,347
Net assets at May 31, 2017		$2,779,594

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	9

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (270,488 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share

Class A	$1,511,646	147,117	$10.30
Class C	121,710	11,898	10.26
Class T	10	1	10.30
Class F-1	98,753	9,606	10.30
Class F-2	686,090	66,733	10.31
Class F-3	250,633	24,346	10.31
Class 529-A	34,211	3,331	10.30
Class 529-C	5,270	516	10.25
Class 529-E	1,039	101	10.29
Class 529-T	10	1	10.30
Class 529-F-1	2,702	263	10.30
Class R-1	1,368	134	10.27
Class R-2	9,727	952	10.24
Class R-2E	52	5	10.27
Class R-3	9,142	891	10.28
Class R-4	6,997	682	10.30
Class R-5E	11	1	10.30
Class R-5	4,966	483	10.31
Class R-6	35,257	3,427	10.31

See Notes to Financial Statements

10	American Funds Developing World Growth and Income Fund

Statement of operations for the six months ended May 31, 2017	unaudited (dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,804)	$40,960
Interest	1,368	$42,328
Fees and expenses*:
Investment advisory services	9,297
Distribution services	2,204
Transfer agent services	2,077
Administrative services	344
Reports to shareholders	182
Registration statement and prospectus	351
Trustees’ compensation	214
Auditing and legal	46
Custodian	617
Other	48
Total fees and expenses before reimbursement	15,380
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		15,380
Net investment income		26,948

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(34,453)
Forward currency contracts	(355)
Currency transactions	149	(34,659)
Net unrealized appreciation on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $1,511)	351,942
Forward currency contracts	16
Currency translations	335	352,293
Net realized loss and unrealized appreciation		317,634

Net increase in net assets resulting from operations		$344,582

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	11

Statements of changes in net assets

 (dollars in thousands)

	Six months ended	Year ended
	May 31, 2017*	November 30, 2016
Operations:
Net investment income	$26,948	$43,578
Net realized loss	(34,659)	(205,668)
Net unrealized appreciation	352,293	272,947
Net increase in net assets resulting from operations	344,582	110,857

Dividends paid to shareholders from net investment income	(13,703)	(41,936)

Net capital share transactions	176,141	109,556

Total increase in net assets	507,020	178,477

Net assets:
Beginning of period	2,272,574	2,094,097
End of period (including undistributed net investment income: $16,486 and $3,241, respectively)	$2,779,594	$2,272,574

*	Unaudited.

See Notes to Financial Statements

12	American Funds Developing World Growth and Income Fund

Notes to financial statements	unaudited

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting

American Funds Developing World Growth and Income Fund	13

principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

14	American Funds Developing World Growth and Income Fund

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation

American Funds Developing World Growth and Income Fund	15

guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity

16	American Funds Developing World Growth and Income Fund

associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of May 31, 2017 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$410,935	$—	$—	$410,935
Information technology	400,436	—	—	400,436
Consumer staples	336,894	—	—	336,894
Consumer discretionary	248,951	—	—	248,951
Telecommunication services	214,608	—	—	214,608
Industrials	205,966	—	—	205,966
Health care	146,800	—	—	146,800
Materials	136,257	—	—	136,257
Real estate	90,814	—	—	90,814
Energy	56,196	—	—	56,196
Utilities	51,092	—	—	51,092
Miscellaneous	130,370	—	—	130,370
Preferred securities	11,808	—	—	11,808
Rights & warrants	—	53,328	—	53,328
Convertible bonds	—	8,437	—	8,437
Bonds, notes & other debt instruments	—	13,460	—	13,460
Short-term securities	—	236,366	—	236,366
Total	$2,441,127	$311,591	$—	$2,752,718

*	Securities with a value of $1,704,596,000, which represented 61.33% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

American Funds Developing World Growth and Income Fund	17

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger

18	American Funds Developing World Growth and Income Fund

companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of May 31, 2017, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $4,525,000.

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, May 31, 2017 (dollars in thousands):

		Net realized loss		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(355)	Net unrealized appreciation on forward currency contracts	$16

American Funds Developing World Growth and Income Fund	19

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2013, the year the fund commenced operations, and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of November 30, 2016, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$4,988
Capital loss carryforward*	(318,144)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

20	American Funds Developing World Growth and Income Fund

As of May 31, 2017, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$313,361
Gross unrealized depreciation on investment securities	(143,106)
Net unrealized appreciation on investment securities	170,255
Cost of investment securities	2,582,463

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Six months ended		Year ended
Share class	May 31, 2017		November 30, 2016
Class A	$7,775		$24,620
Class B1	—	[2]	3
Class C	118		1,275
Class T3	—
Class F-1	462		1,749
Class F-2	4,867		12,854
Class F-3[4]	6
Class 529-A	149		460
Class 529-B1	—	[2]	—	[2]
Class 529-C	5		43
Class 529-E	4		14
Class 529-T3	—
Class 529-F-1	13		33
Class R-1	2		17
Class R-2	14		71
Class R-2E	—	[2]	—	[2]
Class R-3	29		98
Class R-4	35		107
Class R-5E	—	[2]	—	[2]
Class R-5	29		77
Class R-6	195		515
Total	$13,703		$41,936

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

American Funds Developing World Growth and Income Fund	21

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.640% on such assets in excess of $4 billion. For the six months ended May 31, 2017, the investment advisory services fee was $9,297,000, which was equivalent to an annualized rate of 0.747% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of May 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

22	American Funds Developing World Growth and Income Fund

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Developing World Growth and Income Fund	23

For the six months ended May 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$1,402		$1,396		$70		Not applicable
Class B1	—	[2]	—	[2]	Not applicable		Not applicable
Class C	571		116		28		Not applicable
Class T3	—		—	[2]	—	[2]	Not applicable
Class F-1	115		60		23		Not applicable
Class F-2	Not applicable		443		185		Not applicable
Class F-3[4]	Not applicable		1		14		Not applicable
Class 529-A	23		27		8		$10
Class 529-B1	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-C	24		4		1		2
Class 529-E	2		—	[2]	—	[2]	—	[2]
Class 529-T3	—		—	[2]	—	[2]	—	[2]
Class 529-F-1	—		2		1		1
Class R-1	7		1		—	[2]	Not applicable
Class R-2	32		15		2		Not applicable
Class R-2E	—	[2]	—	[2]	—	[2]	Not applicable
Class R-3	20		7		2		Not applicable
Class R-4	8		4		2		Not applicable
Class R-5E	Not applicable		—	[2]	—	[2]	Not applicable
Class R-5	Not applicable		1		1		Not applicable
Class R-6	Not applicable		—	[2]	7		Not applicable
Total class-specific expenses	$2,204		$2,077		$344		$13

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $214,000 in the fund’s statement of operations reflects $181,000 in current fees (either paid in cash or deferred) and a net increase of $33,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or

24	American Funds Developing World Growth and Income Fund

affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended May 31, 2017.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended May 31, 2017.

American Funds Developing World Growth and Income Fund	25

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

					Reinvestments						Net increase
	Sales[1]				of dividends				Repurchases[1]		(decrease)
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Six months ended May 31, 2017

Class A	$190,608		19,710		$7,699		836		$(183,712)	(19,326)	$14,595	1,220
Class B2	16		2		—	[3]	—	[3]	(176)	(19)	(160)	(17)
Class C	15,192		1,577		118		14		(18,007)	(1,891)	(2,697)	(300)
Class T4	10		1		—		—		—	—	10	1
Class F-1	22,892		2,370		459		49		(27,961)	(2,947)	(4,610)	(528)
Class F-2	214,375		22,327		4,656		499		(308,075)	(31,144)	(89,044)	(8,318)
Class F-3[5]	247,289		24,618		6		—	[3]	(2,748)	(272)	244,547	24,346
Class 529-A	5,209		540		149		16		(1,988)	(208)	3,370	348
Class 529-B2	—	[3]	—	[3]	—	[3]	—	[3]	(20)	(2)	(20)	(2)
Class 529-C	926		97		4		—	[3]	(422)	(44)	508	53
Class 529-E	115		12		4		—	[3]	(58)	(6)	61	6
Class 529-T4	10		1		—		—		—	—	10	1
Class 529-F-1	672		72		13		2		(110)	(12)	575	62
Class R-1	183		19		2		—	[3]	(264)	(27)	(79)	(8)
Class R-2	2,684		283		14		1		(1,193)	(124)	1,505	160
Class R-2E	18		2		—	[3]	—	[3]	(1)	— [3]	17	2
Class R-3	2,609		270		29		3		(1,224)	(126)	1,414	147
Class R-4	2,595		267		35		4		(2,221)	(227)	409	44
Class R-5E	—		—		—		—		—	—	—	—
Class R-5	1,536		161		29		3		(1,395)	(147)	170	17
Class R-6	7,139		717		195		21		(1,774)	(182)	5,560	556
Total net increase (decrease)	$714,078		73,046		$13,412		1,448		$(551,349)	(56,704)	$176,141	17,790

26	American Funds Developing World Growth and Income Fund

			Reinvestments						Net increase
	Sales[1]		of dividends				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2016

Class A	$352,235	40,490	$24,392		2,762		$(359,077)	(41,231)	$17,550	2,021
Class B	38	4	3		—	[3]	(415)	(48)	(374)	(44)
Class C	23,230	2,665	1,271		144		(29,689)	(3,433)	(5,188)	(624)
Class F-1	53,769	6,076	1,725		195		(68,684)	(7,891)	(13,190)	(1,620)
Class F-2	330,528	37,541	12,220		1,382		(255,776)	(29,573)	86,972	9,350
Class 529-A	7,901	900	460		52		(3,381)	(384)	4,980	568
Class 529-B	5	1	—	[3]	—	[3]	(22)	(3)	(17)	(2)
Class 529-C	1,694	194	43		5		(1,007)	(113)	730	86
Class 529-E	385	44	14		2		(234)	(26)	165	20
Class 529-F-1	1,054	119	33		4		(546)	(61)	541	62
Class R-1	303	34	17		2		(692)	(77)	(372)	(41)
Class R-2	4,616	522	71		8		(2,197)	(249)	2,490	281
Class R-2E	20	2	—	[3]	—	[3]	—	—	20	2
Class R-3	4,681	527	98		11		(2,847)	(329)	1,932	209
Class R-4	3,564	403	107		12		(1,944)	(217)	1,727	198
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	1,983	223	76		9		(607)	(69)	1,452	163
Class R-6	13,075	1,517	515		58		(3,452)	(388)	10,138	1,187
Total net increase (decrease)	$799,081	91,262	$41,045		4,646		$(730,570)	(84,092)	$109,556	11,816

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $421,734,000 and $362,256,000, respectively, during the six months ended May 31, 2017.

American Funds Developing World Growth and Income Fund	27

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 5/31/2017[4,5]	$8.99	$.10	$1.26	$1.36
Year ended 11/30/2016	8.69	.18	.29	.47
Year ended 11/30/2015	10.86	.17	(2.18)	(2.01)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.17	.81	.98
Class C:
Six months ended 5/31/2017[4,5]	8.95	.06	1.26	1.32
Year ended 11/30/2016	8.66	.11	.28	.39
Year ended 11/30/2015	10.83	.09	(2.16)	(2.07)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.09	.83	.92
Class T:
Period from 4/7/2017 to 5/31/2017[4,5,9]	9.93	.06	.31	.37
Class F-1:
Six months ended 5/31/2017[4,5]	8.99	.10	1.26	1.36
Year ended 11/30/2016	8.70	.18	.29	.47
Year ended 11/30/2015	10.86	.17	(2.17)	(2.00)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.18	.80	.98
Class F-2:
Six months ended 5/31/2017[4,5]	9.00	.11	1.26	1.37
Year ended 11/30/2016	8.70	.20	.30	.50
Year ended 11/30/2015	10.87	.21	(2.19)	(1.98)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.16	.85	1.01
Class F-3:
Period from 1/27/2017 to 5/31/2017[4,5,12]	9.47	.12	.75	.87

28	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]

$(.05)	$10.30	15.24%[6]		$1,512		1.28%[7]		1.28%[7]		2.11%[7]
(.17)	8.99	5.45		1,312		1.33		1.33		2.02
(.16)	8.69	(18.65)		1,251		1.32		1.32		1.70
(.12)	10.86	9.75	[6]	1,242		1.40	[7]	1.39	[7]	1.81	[7]

(.01)	10.26	14.76	[6]	122		2.12	[7]	2.12	[7]	1.25	[7]
(.10)	8.95	4.55		109		2.14		2.14		1.22
(.10)	8.66	(19.18)		111		2.07		2.07		.95
(.09)	10.83	9.17	[6]	122		2.14	[7]	2.13	[7]	.94	[7]

—	10.30	3.73	[6,10]	—	[11]	.16	[6,10]	.16	[6,10]	.56	[6,10]

(.05)	10.30	15.17	[6]	99		1.29	[7]	1.29	[7]	2.09	[7]
(.18)	8.99	5.40		91		1.30		1.30		2.04
(.16)	8.70	(18.52)		102		1.26		1.26		1.72
(.12)	10.86	9.80	[6]	131		1.34	[7]	1.33	[7]	1.91	[7]

(.06)	10.31	15.31	[6]	686		1.03	[7]	1.03	[7]	2.34	[7]
(.20)	9.00	5.81		676		1.04		1.04		2.26
(.19)	8.70	(18.37)		572		1.00		1.00		2.08
(.14)	10.87	10.02	[6]	482		1.07	[7]	1.07	[7]	1.75	[7]

(.03)	10.31	9.20	[6]	251		.31	[6]	.31	[6]	1.17	[6]

See page 35 for footnotes.

American Funds Developing World Growth and Income Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-A:
Six months ended 5/31/2017[4,5]	$8.99	$.10	$1.26	$1.36
Year ended 11/30/2016	8.69	.17	.30	.47
Year ended 11/30/2015	10.85	.18	(2.17)	(1.99)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.15	.82	.97
Class 529-C:
Six months ended 5/31/2017[4,5]	8.94	.06	1.26	1.32
Year ended 11/30/2016	8.65	.10	.29	.39
Year ended 11/30/2015	10.83	.09	(2.17)	(2.08)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.08	.83	.91
Class 529-E:
Six months ended 5/31/2017[4,5]	8.98	.09	1.26	1.35
Year ended 11/30/2016	8.68	.16	.30	.46
Year ended 11/30/2015	10.85	.15	(2.18)	(2.03)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.13	.83	.96
Class 529-T:
Period from 4/7/2017 to 5/31/2017[4,5,9]	9.93	.06	.31	.37
Class 529-F-1:
Six months ended 5/31/2017[4,5]	8.99	.11	1.26	1.37
Year ended 11/30/2016	8.69	.19	.30	.49
Year ended 11/30/2015	10.86	.19	(2.18)	(1.99)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.15	.84	.99
Class R-1:
Six months ended 5/31/2017[4,5]	8.96	.06	1.26	1.32
Year ended 11/30/2016	8.66	.12	.29	.41
Year ended 11/30/2015	10.83	.10	(2.17)	(2.07)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.10	.82	.92

30	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]

$(.05)	$10.30	15.06%[6]		$34		1.32%[7]		1.32%[7]		2.09%[7]
(.17)	8.99	5.44		27		1.39		1.39		1.95
(.17)	8.69	(18.52)		21		1.25		1.25		1.79
(.12)	10.85	9.62	[6]	16		1.50	[7]	1.49	[7]	1.60	[7]

(.01)	10.25	14.78	[6]	5		2.17	[7]	2.17	[7]	1.26	[7]
(.10)	8.94	4.52		4		2.21		2.21		1.14
(.10)	8.65	(19.29)		3		2.13		2.13		.92
(.08)	10.83	9.11	[6]	2		2.20	[7]	2.19	[7]	.91	[7]

(.04)	10.29	15.06	[6]	1		1.53	[7]	1.53	[7]	1.88	[7]
(.16)	8.98	5.28		1		1.56		1.56		1.79
(.14)	8.68	(18.81)		1		1.51		1.51		1.51
(.11)	10.85	9.56	[6]	1		1.62	[7]	1.61	[7]	1.40	[7]

—	10.30	3.73	[6,10]	—	[11]	.17	[6,10]	.17	[6,10]	.56	[6,10]

(.06)	10.30	15.25	[6]	3		1.16	[7]	1.16	[7]	2.30	[7]
(.19)	8.99	5.64		2		1.19		1.19		2.15
(.18)	8.69	(18.48)		1		1.12		1.12		1.94
(.13)	10.86	9.87	[6]	1		1.18	[7]	1.17	[7]	1.63	[7]

(.01)	10.27	14.77	[6]	1		2.05	[7]	2.05	[7]	1.28	[7]
(.11)	8.96	4.72		1		2.06		2.06		1.32
(.10)	8.66	(19.15)		1		1.99		1.99		1.05
(.09)	10.83	9.17	[6]	2		2.08	[7]	2.08	[7]	1.06	[7]

See page 35 for footnotes.

American Funds Developing World Growth and Income Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2:
Six months ended 5/31/2017[4,5]	$8.94	$.07		$1.25	$1.32
Year ended 11/30/2016	8.64	.10		.30	.40
Year ended 11/30/2015	10.82	.09		(2.17)	(2.08)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.08		.84	.92
Class R-2E:
Six months ended 5/31/2017[4,5]	8.98	.09		1.23	1.32
Year ended 11/30/2016	8.69	.16		.29	.45
Year ended 11/30/2015	10.85	.14		(2.13)	(1.99)
Period from 8/29/2014 to 11/30/2014[4,13]	11.67	.01		(.76)	(.75)
Class R-3:
Six months ended 5/31/2017[4,5]	8.97	.09		1.26	1.35
Year ended 11/30/2016	8.68	.15		.29	.44
Year ended 11/30/2015	10.84	.15		(2.17)	(2.02)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.11		.85	.96
Class R-4:
Six months ended 5/31/2017[4,5]	8.99	.11		1.25	1.36
Year ended 11/30/2016	8.69	.18		.30	.48
Year ended 11/30/2015	10.86	.18		(2.18)	(2.00)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.13		.86	.99
Class R-5E:
Six months ended 5/31/2017[4,5]	8.98	.11		1.27	1.38
Year ended 11/30/2016	8.69	.20		.29	.49
Period from 11/20/2015 to 11/30/2015[4,14]	8.95	—	[15]	(.26)	(.26)
Class R-5:
Six months ended 5/31/2017[4,5]	9.00	.12		1.25	1.37
Year ended 11/30/2016	8.70	.20		.31	.51
Year ended 11/30/2015	10.87	.20		(2.17)	(1.97)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.19		.82	1.01

32	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]

$(.02)	$10.24	14.75%[6]		$10		2.01%[7]		2.01%[7]		1.44%[7]
(.10)	8.94	4.63		7		2.14		2.14		1.12
(.10)	8.64	(19.33)		4		2.19		2.19		.92
(.10)	10.82	9.17	[6]	2		2.11	[7]	2.11	[7]	.90	[7]

(.03)	10.27	14.80	[6,10]	—	[11]	1.87	[7,10]	1.82	[7,10]	1.82	[7,10]
(.16)	8.98	5.20	[10]	—	[11]	1.67	[10]	1.60	[10]	1.79	[10]
(.17)	8.69	(18.47)[10]		—	[11]	1.29	[10]	1.27	[10]	1.36	[10]
(.07)	10.85	(6.46)[6,10]		—	[11]	.35	[6,10]	.35	[6,10]	.09	[6,10]

(.04)	10.28	15.06	[6]	9		1.58	[7]	1.58	[7]	1.84	[7]
(.15)	8.97	5.10		7		1.61		1.61		1.69
(.14)	8.68	(18.77)		5		1.56		1.55		1.49
(.12)	10.84	9.54	[6]	3		1.62	[7]	1.62	[7]	1.17	[7]

(.05)	10.30	15.19	[6]	7		1.28	[7]	1.28	[7]	2.21	[7]
(.18)	8.99	5.56		6		1.29		1.29		2.04
(.17)	8.69	(18.57)		4		1.24		1.23		1.86
(.13)	10.86	9.82	[6]	2		1.33	[7]	1.32	[7]	1.42	[7]

(.06)	10.30	15.42	[6]	—	[11]	1.14	[7]	.98	[7]	2.38	[7]
(.20)	8.98	5.65		—	[11]	1.13		1.13		2.22
—	8.69	(2.90)[6]		—	[11]	.03	[6]	.03	[6]	.01	[6]

(.06)	10.31	15.34	[6]	5		.97	[7]	.97	[7]	2.40	[7]
(.21)	9.00	5.87		4		.98		.98		2.30
(.20)	8.70	(18.32)		3		.92		.92		2.08
(.14)	10.87	10.02	[6]	1		1.05	[7]	1.04	[7]	2.06	[7]

See page 35 for footnotes.

American Funds Developing World Growth and Income Fund	33

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-6:
Six months ended 5/31/2017[4,5]	$9.00	$.12	$1.26	$1.38
Year ended 11/30/2016	8.70	.22	.29	.51
Year ended 11/30/2015	10.87	.20	(2.17)	(1.97)
Period from 2/3/2014 to 11/30/2014[4,8]	10.00	.08	.93	1.01

	Six months ended	Year ended November 30		For the period 2/3/2014 to
	May 31, 2017[4,5,6]	2016	2015	11/30/2014[4,6,8]
Portfolio turnover rate for all share classes	16%	25%	29%	20%

See Notes to Financial Statements

34	American Funds Developing World Growth and Income Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]

$(.07)	$10.31	15.37%[6]	$35	.92%[7]		.92%[7]		2.49%[7]
(.21)	9.00	5.93	26	.93		.93		2.44
(.20)	8.70	(18.28)	15	.88		.88		2.06
(.14)	10.87	10.05 [6]	10	.98	[7]	.97	[7]	.94	[7]

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed a portion of miscellaneous fees and expenses.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	For the period February 3, 2014, commencement of operations, through November 30, 2014.
[9]	Classes T and 529-T shares began investment operations on April 7, 2017.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Amount less than $1 million.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Class R-2E shares began investment operations on August 29, 2014.
[14]	Class R-5E shares began investment operations on November 20, 2015.
[15]	Amount less than $.01.

American Funds Developing World Growth and Income Fund	35

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2016, through May 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	American Funds Developing World Growth and Income Fund

	Beginning account value 12/1/2016	Ending account value 5/31/2017	Expenses paid during period[1]	Annualized expense ratio
Class A - actual return	$1,000.00	$1,152.45	$6.87	1.28%
Class A - assumed 5% return	1,000.00	1,018.55	6.44	1.28
Class C - actual return	1,000.00	1,147.63	11.35	2.12
Class C - assumed 5% return	1,000.00	1,014.36	10.65	2.12
Class T - actual return[2]	1,000.00	1,037.26	1.67	1.11
Class T - assumed 5% return[2]	1,000.00	1,019.40	5.59	1.11
Class F-1 - actual return	1,000.00	1,151.65	6.92	1.29
Class F-1 - assumed 5% return	1,000.00	1,018.50	6.49	1.29
Class F-2 - actual return	1,000.00	1,153.06	5.53	1.03
Class F-2 - assumed 5% return	1,000.00	1,019.80	5.19	1.03
Class F-3 - actual return[3]	1,000.00	1,091.99	3.23	.91
Class F-3 - assumed 5% return[3]	1,000.00	1,020.39	4.58	.91
Class 529-A - actual return	1,000.00	1,150.56	7.08	1.32
Class 529-A - assumed 5% return	1,000.00	1,018.35	6.64	1.32
Class 529-C - actual return	1,000.00	1,147.76	11.62	2.17
Class 529-C - assumed 5% return	1,000.00	1,014.11	10.90	2.17
Class 529-E - actual return	1,000.00	1,150.59	8.20	1.53
Class 529-E - assumed 5% return	1,000.00	1,017.30	7.70	1.53
Class 529-T - actual return[2]	1,000.00	1,037.26	1.73	1.15
Class 529-T - assumed 5% return[2]	1,000.00	1,019.20	5.79	1.15
Class 529-F-1 - actual return	1,000.00	1,152.55	6.23	1.16
Class 529-F-1 - assumed 5% return	1,000.00	1,019.15	5.84	1.16
Class R-1 - actual return	1,000.00	1,147.72	10.98	2.05
Class R-1 - assumed 5% return	1,000.00	1,014.71	10.30	2.05
Class R-2 - actual return	1,000.00	1,147.50	10.76	2.01
Class R-2 - assumed 5% return	1,000.00	1,014.91	10.10	2.01
Class R-2E - actual return	1,000.00	1,148.04	9.75	1.82
Class R-2E - assumed 5% return	1,000.00	1,015.86	9.15	1.82
Class R-3 - actual return	1,000.00	1,150.57	8.47	1.58
Class R-3 - assumed 5% return	1,000.00	1,017.05	7.95	1.58
Class R-4 - actual return	1,000.00	1,151.94	6.87	1.28
Class R-4 - assumed 5% return	1,000.00	1,018.55	6.44	1.28
Class R-5E - actual return	1,000.00	1,154.19	5.26	.98
Class R-5E - assumed 5% return	1,000.00	1,020.04	4.94	.98
Class R-5 - actual return	1,000.00	1,153.41	5.21	.97
Class R-5 - assumed 5% return	1,000.00	1,020.09	4.89	.97
Class R-6 - actual return	1,000.00	1,153.72	4.94	.92
Class R-6 - assumed 5% return	1,000.00	1,020.34	4.63	.92

See page 38 for footnotes.

American Funds Developing World Growth and Income Fund	37

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 182 days.
[3]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on January 27, 2017. The “assumed 5% return” line is based on 182 days.

38	American Funds Developing World Growth and Income Fund

Approval of Investment Advisory and Service Agreement

American Funds Developing World Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital while providing current income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, from the fund’s launch date of February 3, 2014, through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain

American Funds Developing World Growth and Income Fund	39

information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index. They noted that for the brief operating period of the fund, the investment results were below the indexes while year-to-date results had been strong. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Emerging Markets Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

40	American Funds Developing World Growth and Income Fund

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Developing World Growth and Income Fund	41

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42	American Funds Developing World Growth and Income Fund

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American Funds Developing World Growth and Income Fund	43

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

44	American Funds Developing World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete May 31, 2017, portfolio of American Funds Developing World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
May 31, 2017
unaudited
Common stocks87.40% Financials14.78%	Shares	Value (000)
MONETA Money Bank, AS, non-registered shares	14,395,258	$49,002
Discovery Ltd.	4,681,357	45,732
First Abu Dhabi Bank PJSC, non-registered shares	16,417,744	40,343
China Pacific Insurance (Group) Co., Ltd., Class H	9,208,200	36,868
Moscow Exchange MICEX-RTS PJSC	20,689,139	36,841
ICICI Bank Ltd.	5,935,257	30,031
Sberbank of Russia PJSC (ADR)	1,674,300	18,668
Sberbank of Russia PJSC	3,235,447	8,895
Union National Bank PJSC	17,147,988	21,989
Shinhan Financial Group Co., Ltd.	485,826	21,458
Credicorp Ltd.	122,200	20,471
Housing Development Finance Corp. Ltd.	821,211	19,981
Grupo Financiero Inbursa, SAB de CV	10,288,500	17,050
AIA Group Ltd.	2,237,400	15,863
Bank Central Asia Tbk PT	11,155,800	14,364
Siam Commercial Bank Public Co. Ltd., foreign registered	1,482,300	6,659
Itaú Unibanco Holding SA, preferred nominative (ADR)	477,163	5,206
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	266,033	1,514
		410,935
Information technology14.41%
Taiwan Semiconductor Manufacturing Co., Ltd.	13,552,800	91,466
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	443,200	15,672
Samsung Electronics Co., Ltd.	39,369	78,590
Samsung Electronics Co., Ltd., nonvoting preferred	6,447	10,071
Delta Electronics, Inc.	11,691,127	64,521
MediaTek Inc.	3,662,000	28,002
Quanta Computer Inc.	9,293,400	21,257
Vanguard International Semiconductor Corp.	9,632,000	18,157
VTech Holdings Ltd.	1,088,300	16,577
Broadcom Ltd.	60,350	14,453
Accenture PLC, Class A	113,000	14,065
MercadoLibre, Inc.	45,700	12,572
Tencent Holdings Ltd.	243,500	8,362
Catcher Technology Co., Ltd.	631,000	6,671
		400,436
Consumer staples12.12%
Carlsberg A/S, Class B	378,857	41,253
Unilever PLC	654,400	36,521
Nestlé SA	412,329	35,186
Shoprite Holdings Ltd.	2,133,776	34,004
Thai Beverage PCL	51,929,700	32,840
Danone SA	426,703	31,674
British American Tobacco PLC	437,500	31,172
Philip Morris International Inc.	243,000	29,111
PZ Cussons PLC	4,796,900	21,360
American Funds Developing World Growth and Income Fund — Page 1 of 5

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Diageo PLC	627,700	$18,820
Magnit PJSC	91,409	14,822
Fomento Económico Mexicano, SAB de CV	1,075,300	10,131
		336,894
Consumer discretionary8.96%
Matahari Department Store Tbk PT	37,645,900	42,677
Astra International Tbk PT	64,635,000	42,459
Sands China Ltd.	7,832,700	36,135
PT Surya Citra Media Tbk	116,523,000	25,457
Minth Group Ltd.[1]	4,952,000	20,145
Wynn Macau, Ltd.[1]	8,765,600	19,460
Pacific Textiles Holdings Ltd.	16,554,791	18,334
Naspers Ltd., Class N	57,740	11,955
Hyundai Motor Co., Series 2	107,894	10,938
Stella International Holdings Ltd.	4,131,000	7,029
Shenzhou International Group Holdings Ltd.	877,000	6,004
YUM! Brands, Inc.	68,500	4,976
Chow Sang Sang Holdings International Ltd.	1,448,100	3,382
		248,951
Telecommunication services7.72%
América Móvil, SAB de CV, Series L (ADR)	4,670,000	75,327
HKT Trust and HKT Ltd., units	25,644,960	33,568
Bharti Airtel Ltd.	4,926,306	28,369
Globe Telecom, Inc.	549,875	23,310
Singapore Telecommunications Ltd.	8,245,700	22,407
MTN Group Ltd.	1,946,464	17,439
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B	36,434,100	11,898
MegaFon PJSC (GDR)	213,000	2,290
		214,608
Industrials7.41%
CCR SA, ordinary nominative	10,481,935	53,706
CTCI Corp. (Taiwan)	16,667,000	27,456
Airbus SE, non-registered shares	316,085	25,945
Haitian International Holdings Ltd.	8,886,000	20,640
AirTAC International Group	1,650,250	18,215
BTS Rail Mass Transit Growth Infrastructure Fund	52,714,700	17,799
International Container Terminal Services, Inc.	8,631,900	17,342
IJM Corp. Bhd.	14,011,100	11,392
Beijing Enterprises Holdings Ltd.	1,456,900	6,908
SEEK Ltd.	522,952	6,563
		205,966
Health care5.28%
Hypermarcas SA, ordinary nominative	5,541,000	50,514
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	12,505,500	47,903
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	8,267,500	23,924
Odontoprev SA, ordinary nominative	6,284,050	23,439
Sino Biopharmaceutical Ltd.	1,143,000	1,020
		146,800
American Funds Developing World Growth and Income Fund — Page 2 of 5

unaudited
Common stocks Materials4.90%	Shares	Value (000)
Alrosa PJSC	25,277,340	$39,374
Vale SA, Class A, preferred nominative	4,126,231	32,885
LafargeHolcim Ltd.	420,126	25,224
Rio Tinto PLC	393,400	15,726
Newcrest Mining Ltd.	734,830	11,543
Potash Corp. of Saskatchewan Inc. (CAD denominated)	696,600	11,505
		136,257
Real estate3.27%
Fibra Uno Administración, SA de CV REIT	21,389,900	37,914
Longfor Properties Co. Ltd.	14,182,500	28,865
China Overseas Land & Investment Ltd.	8,004,000	24,035
		90,814
Energy2.02%
Türkiye Petrol Rafinerileri AS	999,581	26,917
Oil Search Ltd.	2,272,145	12,004
Tenaris SA (ADR)	301,400	9,132
Rosneft Oil Co. PJSC (GDR)	1,267,100	6,627
Coal India Ltd.	372,520	1,516
		56,196
Utilities1.84%
Electricity Generating PCL	2,838,300	17,833
AES Corp.	996,200	11,636
Glow Energy PCL	3,664,300	8,660
Enel Américas SA (ADR)	748,800	7,031
Enel Chile SA (ADR)	1,086,400	5,932
		51,092
Miscellaneous4.69%
Other common stocks in initial period of acquisition		130,370
Total common stocks (cost: $2,231,272,000)		2,429,319
Preferred securities0.42% Consumer discretionary0.42%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	78,949,000	11,808
Total preferred securities (cost: $10,800,000)		11,808
Rights & warrants1.92% Consumer staples1.68%
Savola Group Co., warrants, expire 2017[2,3]	4,250,900	46,585
Industrials0.24%
Shenzhen Inovance Technology Co., Ltd., warrants, expire 2020[2,3]	1,999,700	6,743
Total rights & warrants (cost: $69,779,000)		53,328
American Funds Developing World Growth and Income Fund — Page 3 of 5

unaudited
Convertible bonds0.30% Energy0.10%	Principal?amount (000)	Value (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 2019	$ 4,562	$1,597
Cobalt International Energy, Inc., convertible notes, 3.125% 2024	4,299	1,204
		2,801
Miscellaneous0.20%
Other convertible bonds in initial period of acquisition		5,636
Total convertible bonds (cost: $12,954,000)		8,437
Bonds, notes & other debt instruments0.49% Corporate bonds & notes0.24% Materials0.24%
First Quantum Minerals Ltd. 7.50% 2025[3]	6,525	6,586
Total corporate bonds & notes		6,586
Bonds & notes of governments outside the U.S.0.24%
Peru (Republic of) 6.35% 2028	PEN20,150	6,500
U.S. Treasury bonds & notes0.01% U.S. Treasury0.01%
U.S. Treasury 0.75% 2017	$375	374
Total U.S. Treasury bonds & notes		374
Total bonds, notes & other debt instruments (cost: $13,122,000)		13,460
Short-term securities8.50%
Bank of Montreal 1.11% due 8/4/2017	45,000	44,907
CAFCO, LLC 1.18% due 8/29/2017[3]	20,000	19,950
Emerson Electric Co. 0.84% due 6/22/2017[3]	20,000	19,990
Federal Home Loan Bank 0.78%–0.90% due 6/20/2017–8/2/2017	65,400	65,325
General Electric Co. 0.82% due 6/1/2017	24,600	24,599
Toronto-Dominion Holdings USA Inc. 1.04% due 6/23/2017[3]	21,700	21,686
Victory Receivables Corp. 1.07% due 8/2/2017[3]	40,000	39,909
Total short-term securities (cost: $236,384,000)		236,366
Total investment securities 99.03% (cost: $2,574,311,000)		2,752,718
Other assets less liabilities 0.97%		26,876
Net assets 100.00%		$2,779,594
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $53,328,000, which represented 1.92% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $161,449,000, which represented 5.81% of the net assets of the fund.

American Funds Developing World Growth and Income Fund — Page 4 of 5

unaudited
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
GDR = Global Depositary Receipts
PEN = Peruvian nuevos soles
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-0717O-S60600	American Funds Developing World Growth and Income Fund — Page 5 of 5

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: July 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: July 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 31, 2017